UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          July 22, 2004
                                                           -------------


                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                      1-11515                47-0658852
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   (State or other jurisdiction      (Commission              (I.R.S. Employer
         of incorporation)           File Number)         Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                              68154
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   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)







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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
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         (c) Exhibits

             Exhibit 99.1                   Press release dated July 22, 2004

Item 12.  Results of Operations and Financial Condition:
-------------------------------------------------------

         On July 22, 2004, the Registrant issued its earnings release for the three and six months ended June 30, 2004. The earnings release is attached to this report as Exhibit 99.1, which is furnished herewith.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COMMERCIAL FEDERAL CORPORATION
                                    --------------------------------------------
                                    (Registrant)


Date:     July 22, 2004             /s/  David S. Fisher
         ----------------------     --------------------------------------------
                                    David S. Fisher
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Duly Authorized Officer)


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